Fees Summary	Sep. 06, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,534,770.30
Previously Paid Amount	0.00
Total Fee Amount	2,440.53
Total Offset Amount	0.00
Net Fee	$ 2,440.53